                      -----------------------------------
                                      UST
                                 PRIVATE EQUITY
                              INVESTORS FUND, INC.
                      -----------------------------------





                                 ANNUAL REPORT






                                October 31, 1997

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
To Our Shareholders:

We are pleased to inform you that UST Private Equity Investors Fund, Inc. (the "Fund") has completed the construction of its private equity investment portfolio. The Fund's investment objective is to achieve long-term capital appreciation through investment in later-stage venture capital situations and private middle market companies and by investing in certain private equity funds managed by third parties. We believe we have created the foundation of an investment portfolio that will service us well in achieving this objective.

In 1997, the Fund made investments in eight private companies. Since its inception, the Fund has invested $26.6 million in 12 private companies (two of which are now public). In addition, the Fund has committed $12.0 million, $5.3 million of which has been drawn, in six private equity investment funds. This is consistent with our strategy of investing 70% of our assets in direct investments and 30% of our assets in private funds.

To date, the Fund has paid out dividends totaling $2.2 million. In 1997, the Fund realized net capital gains of $2.0 million which will be our capital gains dividend distribution to be paid in December 1997.

Direct Investments
We continue to believe that many of the private companies in which we have invested are dominant or emerging leaders within their respective business niches. These investments are summarized below.

o AbTox, Inc., Mundelein, IL, manufactures gas plasma sterilizers used in hospitals. The use of minimally invasive surgical tools (e.g., lapryscopes and endoscopes) has become widespread requiring more advanced sterilization methods. AbTox's management believes that the Company's sterilizers are safer and more efficient than the alternatives. The sterilizers are FDA approved and the Company has a strong intellectual property position. The Fund led the financing which was completed in February 1997. It also currently holds a position on the Company's Board of Directors. Other investors include Hambrecht & Quist, Montgomery Medical Ventures, New York Life, CitiGrowth Funds and Doughery and Wilder.

o Best Friends Pet Care Inc., Norwalk, CT, is an innovative pet boarding and grooming provider which has been featured in The Wall Street Journal, U.S. News and World Report, and The New York Times among other periodicals. The Company has located its kennels to allow for easier consumer access while providing higher quality pet care than the typical kennel. Best Friends is currently building several new facilities throughout the Northeast modeled after its Norwalk, CT center. Other investors include Consumer Venture Partners, Phillips-Smith, Lawrence Smith & Horey, Tudor Investments and Eos Partners.

o Cardiopulmonary Corp., Milford, CT, is a manufacturer of "smart" ventilators which gauge the respiratory strength of an acute or sub-acute patient. The Company's ventilators are designed to allow patients to breathe more easily and be weaned more quickly. These advantages should lead to better clinical results and substantial healthcare cost savings. The technology was developed at Yale University Hospital - New Haven and is FDA approved. The Company began shipping product in 1997 and we expect that it will experience significant revenue growth in 1998. Other venture investors include Oxford Bioscience, Grace Horn Ventures, Aetna, and Axiom Ventures.

o CommSite International, Inc., Vienna, VA, is a wireless communications antennae site location, site acquisition, and site management services company. CommSite has contracts with several major carriers to build out cellular, paging, specialized mobile radio, and personal communications services networks. In 1997, the Company has substantially grown its customer base and, as a consequence, its revenue. The Fund was the lead investor in the Company's first institutional financing completed in May 1996, and continues to be active on the Board of Directors. Other investors include Edison Ventures and Lawrence Smith & Horey.

o Corsair Communications, Inc., Palo Alto, CA, (ticker: "CAIR", Nasdaq), employs its radio frequency fingerprinting technology to combat cellular telephone fraud and improve cellular networks. The Company's products have been successfully deployed both domestically and abroad. The Fund was the lead investor in the October 1996 private equity financing, at an adjusted cost basis of $8.25 per share. In July 1997, the Company completed an initial public offering priced at $15.00 per share. The closing stock price as of the Fund's fiscal year end was $23.25 per share. We are currently carrying this position at a 15% discount or $19.76 per share reflecting restrictions of sale. Other investors from the Company's private financings include Kleiner Perkins, Sevin Rosen, Accel, Technology Crossover Ventures and Norwest Ventures.

o LogicVison, Inc., San Jose, CA, is a leading developer of built-in semiconductor testing software. As semiconductors become more complex, testing becomes increasingly difficult and even more critical. One approach entails designing the chip and the testing method concurrently, and incorporating the testing function on the chip to allow for self-testing. LogicVision is a leader in this area having achieved key "design wins" with several chip design companies. Other investors in the Company include Citicorp, CitiGrowth Funds, Vertex, Zeisinger Capital and Bayview Ventures.

o NeoVista Software, Inc., Cupertino, CA, is a company engaged in developing data mining software applications. Data mining is an emerging industry segment resulting from the investment by companies in data warehouses. Data mining allows companies to discover non-obvious relationships by applying various artificial intelligence algorithms to their data warehouses. Neovista's current customer base includes several large banks, leading insurance companies, and national retailers. Other investors include Kleiner Perkins, Sevin Rosen, and New York Life.

o The Party Experience, Inc./Party Stores Holdings, Inc., Melville, NY, is a regional retail store chain (primarily New York and Massachusetts) focused on the concept of selling party and party-related merchandise (plates, decorations, balloons, etc.) at every day low prices. Currently, the Fund holds a seat on the Board of Directors. Other investors include Furman Selz, Sprout Group (a Donaldson, Lufkin, Jenrette venture affiliate), and CitiGrowth Funds.

o P2 Holdings Corporation/Plynetics, San Leandro, CA., is a leading provider of a broad range of integrated rapid prototyping and rapid tooling services. Corporations have begun outsourcing these services in order to shorten product development cycles and reduce production costs. Plynetics has grown rapidly and established itself as a leader through organic growth and acquisition. We currently serve on the Company's Board of Directors. Other investors include Sienna Industries, Exeter Equity Partners, East River Ventures and Bayview Investors.

o ProCommunications, Inc., Somerset, NJ, provides telephone answering and inbound call services for small and medium sized businesses. The Company's strategy is to consolidate the inbound teleservice industry while cross-selling additional value-added services. The Fund invested in September 1996 and currently maintains a seat on the Board of Directors. Other investors include Bachow Associates, Edison Ventures, Fidelity Capital, Lawrence Smith & Horey, Penn Janney and Nassau Capital (Princeton University Endowment Fund).

o QuickLogic Corporation, San Jose, CA, is a manufacturer and developer of programmable logic devices and field programmable gate array (FPGA) semiconductors. QuickLogic's technology allows for more flexible design implementation and enhanced chip performance. As a result, its products allow companies to shorten their product development cycle and reduce product time to market. The company is currently expanding its customer base and growing at an attractive rate. Other investors include Morgenthaler Ventures, US Venture Partners, Sequoia Capital, TVI, and NEA.

o Rental Service Corporation, Scottsdale, AZ, (ticker: "RSV", New York Stock Exchange ) is a consolidator of heavy equipment rental companies. Over the past two years, the Company has achieved market leadership by undertaking a hub/satellite acquisition and build-out strategy. In addition, the Company uses a state-of-the art management information system to deploy equipment and make pricing decisions. The Fund made its investment in January 1996 at $7.03 per share. In September 1996, the Company successfully completed an initial public offering. We sold approximately two-thirds of our position at $19.83 per share in May 1997. The closing price at October 31, 1997 was $26.75 per share. As of October 31, 1997, this position was carried at a 10% discount to the closing price reflecting certain sale restrictions. Other investors from the Company's private financings were Brentwood Associates and Nassau Capital (Princeton University Endowment Fund).


Fund Investments:
In 1996, the Fund made commitments to six private equity funds ("Private Funds") totaling $12.0 million. At this point, $5.3 million of this commitment has been drawn. The investment philosophies of the Private Funds range from those seeking to invest in start-up, high- potential businesses to those pursuing opportunistic buyouts of mature companies. We believe each fund is managed by experienced, value-added investors who should generate superior returns. Although it is still early in the life of these Private Funds (most are 10-year limited partnerships with a four to five year investment period), we are seeing some results. For example, in 1997, we received two stock distributions from Sevin Rosen V, LP representing some early success in their portfolio. We have summarized the activities of Sevin Rosen V, LP and the other Private Funds below:


o Brentwood Associates Buyout Fund II, LP ("Brentwood") . Brentwood specializes in consolidating businesses in fragmented industries. To date, Brentwood has invested in an Internet education company targeting the K - 12 grades; a provider of educational promotional materials for pharmaceutical companies; and a value based specialty movie theater and family entertainment company.


o Bruckmann, Rosser, Sherrill & Co., LP ("BRS") BRS is a leveraged buyout fund targeting acquisitions in stable industries. BRS has effected seven acquisitions to date and several add-on acquisitions for their portfolio companies. These include: the California Pizza Kitchen, a specialty restaurant chain; a manufacturer of high quality activewear; Restaurant Associates, a provider of food services, catering and restaurant management; and Jitney-Jungle Stores of America, Inc., a grocery retailer in the Southeastern U.S. which has subsequently acquired Delchamps, Inc.


o Lawrence, Smith & Horey III, LP ("LSH") LSH targets later-stage and new media investment opportunities on the East Coast. LSH is currently invested in six companies in various industry segments including: an Internet classified advertisement company; a switched telecommunications company providing enhanced fax services; and a start-up of a regional airline. LSH has also co-invested with the Fund in CommSite, ProCommunications and Best Friends.


o Morgenthaler Venture Partners IV, LP ("Morgenthaler") Morgenthaler is focused on healthcare and information technology companies across all investment stages. The current portfolio consists of eleven companies including:
  CardioThoracic Systems, Inc. (ticker: "CTSI", NASDAQ) which completed its initial public offering in April 1996; a buyout investment of a manufacturer of metal conveyor belts and wire products; and a developer of pharmaceuticals for diabetes, rheumatoid arthritis and multiple sclerosis. One company in the portfolio has been sold - AneuRx, Inc. which was acquired by Medtronic, a public company, at over 2.5 times Morgenthaler's cost basis.



o Sevin Rosen V, LP ("Sevin Rosen") Sevin Rosen's strategy is to invest in early-stage technology companies on a national basis. Over the last year, Sevin Rosen has made two distributions resulting from their successes. The first distribution resulted from the initial public offering of Ciena

 (ticker: "CIEN", NASDAQ), a company whose products expand the capacity of fiber optic lines in telecommunications applications. Ciena's initial public offering was the largest public offering, as measured by market capitalization, of any venture capital backed company. We received 13,228 shares with a cost basis of $1.40 per share which we sold at an average price of $52.05. The second distribution resulted from the sale of Integrity QA, a software company, to Pure Atria. In this case, we received 4,683 shares with a cost basis of $1.85 per share which we sold at an average price of $13.45 per share. To date, Sevin Rosen has made 18 other investments including: Capstone Turbine Corp., a developer of a highly efficient, low emission small turbine generator; and a company which is developing a proprietary spectrum management system for analog and digital cellular networks.

o Vanguard V, LP ("Vanguard") Vanguard invests in seed and early stage companies in the communications, life science and computer sectors. Their current investment portfolio consists of fifteen companies including: a company that designs and sells network server appliances tailored to the needs of Internet and Intranet server products; a company developing a high speed router based on parallel processing computer technology; and a company which is using technology licensed from NASA to produce materials for biotechnology applications.

In the two years that the Fund has been in existence, we are pleased to have witnessed early results. Two of our investments, Rental Service Corporation and Corsair Communications, are now public and have been trading well in the after-market. We are also beginning to see value creation in the Private Funds investment program. As we make the transition from the investment phase to the harvest stage, we are positioning some of our portfolio companies to pursue public offerings and we are encouraging others to explore merger or acquisition opportunities. We will disclose these events to you as they unfold.

Notwithstanding our present optimism, we expect that some of our companies may experience material adversity which could result in a partial or total loss of a particular investment. While such an event has yet to occur, we believe this is inevitable given the risks of private equity investing. We expect that our disciplined investment approach will continue to create long-term capital appreciation for our investors.



Respectfully submitted,



/s/David Fann                               /s/Douglas Lindgren
-------------------------------------       ------------------------
David Fann                                  Douglas Lindgren
President and Chief Executive Officer       Executive Vice President

UST Private Equity Investors Fund, Inc.
Portfolio of Investments October 31, 1997



  Principal                                                                  Coupon        Value
Amount/Shares                                                              Rate/Yield     (Note 1)
---------------                                                            ------------  -----------
COMMERCIAL PAPER -- 9.53%
  $   500,000    Abbey National Treasury, 11/26/97  .....................     5.50%       $  498,741
      500,000    Chevron Transport Corp., 11/14/97  .....................     5.52           500,000
      500,000    CIT Group Holdings, Inc., 11/25/97 .....................     5.47           500,000
      500,000    Ford Motor Credit Corp., 11/20/97  .....................     5.48           500,000
      500,000    General Electric Capital Corp., 11/13/97 ...............     5.41           500,000
      500,000    General Electric Capital Corp., 11/17/97 ...............     5.50           500,000
      500,000    Goldman Sachs & Co., 11/13/97   ........................     5.53           499,053
      500,000    IBM Credit Corp., 11/20/97   ...........................     5.48           500,000
      500,000    Sears & Roebuck Acceptance, 12/12/97  ..................     5.52           500,000
                                                                                          ----------
                 TOTAL COMMERCIAL PAPER (Cost $4,497,794) ...............                  4,497,794
                                                                                          ----------
CORPORATE BONDS - 4.21%
      225,000    Bell Atlantic Corp., 12/15/97   ........................     6.25           225,131
      500,000    Chubb Capital Corp., 2/01/98 ...........................     6.00           500,665
      100,000    Dupont, 12/01/97 .......................................     8.65           100,229
      485,000    Heinz (H.J.) Co., 1/05/98 ..............................     8.00           487,250
      100,000    Philip Morris, 1/15/98 .................................     6.38           100,082
      431,000    Revlon Worldwide, Series B, Zero Coupon, 3/15/98  ......                    422,380
      150,000    Southwestern Bell Capital, 1/20/98 .....................     6.45           150,264
                                                                                          ----------
                 TOTAL CORPORATE BONDS (Cost $1,984,155)  ...............                  1,986,001
                                                                                          ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.58%
      550,000    Federal Farm Credit Bank, 11/03/97 .....................     5.50           549,996
    2,000,000    Federal Home Loan Bank, 11/07/97   .....................     5.56         1,999,957
      500,000    Federal National Mortgage Association, 12/09/97   ......     5.38           499,840
    1,000,000    Student Loan Mortgage Association, 12/24/97 ............     5.62           999,691
                                                                                          ----------
                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $4,049,484)   ....................................                  4,049,484
                                                                                          ----------
PRIVATE INVESTMENT FUNDS #, @ - 11.26%
          933    Brentwood Associates Buyout Fund II, LP  ...............                    707,605
        1,380    Bruckmann, Rosser, Sherrill & Co., LP ..................                    559,575
        6,003    Lawrence, Smith & Horey III, LP ........................                    900,000
        2,005    Morgenthaler Venture Partners IV, LP  ..................                    724,065
        3,583    Sevin Rosen V, LP   ....................................                  1,020,792
        4,005    Vanguard V, LP   .......................................                  1,400,000
                                                                                          ----------
                 TOTAL PRIVATE INVESTMENT FUNDS
                 (Cost $5,312,037).......................................                  5,312,037
                                                                                          ----------

                       See Notes to Financial Statements

                                                                                    Value
   Shares                                                                         (Note 1)
------------                                                                     ------------
PRIVATE COMPANIES #, @ -- 46.21%
 Preferred and Common Stocks -- 46.21%
  Consumer Cyclical -- 46.21%
 1,136,364     AbTox Inc., Series F   ...........................                 $ 2,500,001
 2,608,696     Best Friends Pet Care Inc., Series F  ............                   3,000,000
   515,464     Cardiopulmonary Corp.  ...........................                   2,190,722
 1,125,000     +CommSite International Inc., Class A ............                   1,125,000
 1,875,003     +CommSite International Inc., Class B ............                     375,002
               CommSite International Inc., Bridge Note .........                     862,500
   294,000     LogicVision Inc., Series F   .....................                   1,249,500
   500,000     NeoVista Software Inc. ...........................                     500,000
   500,000     Party Store Holdings Inc., Series C   ............                   2,000,454
   572,190     Plynetics Express Inc. ...........................                   1,999,999
   750,000     +ProCommunications, Inc., Series C ...............                   3,000,000
 2,586,207     QuickLogic Corp. .................................                   3,000,000
                                                                                  -----------
               TOTAL PRIVATE COMPANIES (Cost $24,312,456)  ......                  21,803,178
                                                                                  -----------
PUBLIC COMPANIES #, @ -- 17.64%
  Common Stocks -- 17.64%
   Capital Goods -- 17.64%
   363,637    ++Corsair Communications, Inc., Series F  .........                   7,186,401
    47,097    ++Rental Service Corp.  ...........................                   1,133,860
                                                                                  -----------
               TOTAL PUBLIC COMPANIES (Cost $626,237)                               8,320,261
                                                                                  -----------
INVESTMENT COMPANIES -- 2.22%
 1,047,435     Fidelity Cash Portfolio, U.S. Treasury II
               (Cost $1,047,435).................................                   1,047,435
                                                                                  -----------
TOTAL INVESTMENTS (Cost $41,829,598*) ........................     99.65%          47,016,190
OTHER ASSETS & LIABILITIES (NET)   ...........................      0.35              163,281
                                                                  ------          -----------
NET ASSETS ...................................................    100.00%         $47,179,471
                                                                  ======          ===========

 * Aggregate cost for Federal tax and book purposes.
 + At October 31, 1997, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliate as defined by the Investment Company Act of 1940. At October 31, 1997, these securities were valued at the cost at which they were acquired during the year. There were no sales of shares of any affiliates during the year.
++ 144 Security. Certain conditions for public sale may exist.
# Restricted as to public resale. Acquired between January 3, 1996 and October 27, 1997. Total cost of restricted securities at October 31, 1997 aggregated $30,250,731. Total market value of restricted securities owned at October 31, 1997 was $35,435,476 or 75.1% of net assets.
@  Non-Income Producing Security




                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Assets and Liabilities
October 31, 1997



 ASSETS:
    Investments, at value (Cost $41,829,598) (Note 1)   ..................   $47,016,190
    Receivable for investments sold   ....................................       348,462
    Interest receivable   ................................................       207,725
    Prepaid insurance  ...................................................        37,024
    Unamortized organization costs (Note 4) ..............................        16,490
                                                                             -----------
      Total Assets ......................................................     47,625,891
 LIABILITIES:
    Management fees payable  .............................................       136,328
    Due to custodian bank ................................................        56,684
    Directors' fees payable  .............................................        30,000
    Administration fees payable ..........................................        15,330
    Accrued expenses and other payables  .................................       208,078
                                                                             -----------
      Total Liabilities  ................................................        446,420
                                                                             -----------
 NET ASSETS   ............................................................   $47,179,471
                                                                             ===========
 NET ASSETS consist of:
    Undistributed net investment income  .................................   $   229,824
    Accumulated net realized gain on investments  ........................     1,767,041
    Net unrealized appreciation of investments ...........................     5,186,592
    Allowance for Management Incentive fee  ..............................      (122,095)
    Par value ............................................................           405
    Paid-in capital in excess of par value  ..............................    40,117,704
                                                                             -----------
 Total Net Assets   ......................................................   $47,179,471
                                                                             ===========
 Shares of Common Stock Outstanding ($0.01 par value, 100,000 authorized)         40,463
 NET ASSET VALUE PER SHARE   .............................................   $  1,165.99
                                                                             ===========

                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Operations
For the Year Ended October 31, 1997


 INVESTMENT INCOME:
    Interest income ...................................................  $  959,878
                                                                         -----------
 EXPENSES:
    Managing investment advisory fees (Note 2) ........................     588,909
    Legal fees   ......................................................     105,765
    Insurance expense  ................................................      75,201
    Administration fees   .............................................      58,000
    Directors' fees and expenses (Note 2)   ...........................      30,000
    Amortization of organization expense (Note 4) .....................       5,990
    Miscellaneous expenses   ..........................................      44,795
                                                                         -----------
      Total Expenses   ................................................     908,660
    Expenses reimbursed by Managing Investment Adviser (Note 2)  ......    (165,453)
                                                                         -----------
      Net Expenses  ...................................................     743,207
                                                                         -----------
 NET INVESTMENT INCOME ................................................     216,671
                                                                         -----------
 NET REALIZED AND UNREALIZED GAIN: (Note 1)
    Net realized gain on investments  .................................   1,926,352
    Net change in unrealized appreciation of investments   ............   3,907,992
                                                                         -----------
 NET REALIZED AND UNREALIZED GAIN  ....................................   5,834,344
 Net change in Allowance for Management Incentive fee   ...............    (117,732)
                                                                         -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   ...............  $ 5,933,283
                                                                         ===========



                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Changes in Net Assets



                                                                         Years Ended October 31,
                                                                         1997             1996
                                                                     ---------------  ---------------
OPERATIONS:
   Net investment income ..........................................   $    216,671     $  1,631,796
   Net realized gain on investments  ..............................      1,926,352           43,640
   Net change in unrealized appreciation of investments   .........      3,907,992        1,285,560
   Net change in Allowance for Management Incentive fee   .........       (117,732)          (4,363)
                                                                      ------------     ------------
       Net increase in net assets resulting from operations  ......      5,933,283        2,956,633

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income   .......................................     (1,429,792)        (389,452)
    Net realized gain .............................................        (43,640)              --
                                                                      ------------     ------------
Net increase in net assets .......................................       4,459,851        2,567,181

NET ASSETS:
    Beginning of year .............................................     42,719,620       40,152,439
                                                                      ------------     ------------
    End of year (including undistributed net investment income of
      $229,824 and $1,283,634, respectively)  .....................   $ 47,179,471     $ 42,719,620
                                                                      ============     ============

                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Cash Flows
For the Year Ended October 31, 1997


CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
   Proceeds from Sales of Investments  ........................   $  11,508,142
   Purchases of Investments   .................................     (21,511,542)
   Net Decrease in Short-Term Investments .....................      10,831,314
   Investment Income ..........................................       1,076,188
   Operating Expenses Paid ....................................        (487,455)
                                                                  -------------
   Net Cash Used for Investing and Operating Activities  ......       1,416,647
                                                                  -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions Paid   .......................................      (1,473,432)
                                                                  -------------
   Net Cash Provided by Financing Activities ..................      (1,473,432)
                                                                  -------------
   Net Decrease in Cash .......................................         (56,785)
Cash at Beginning of Year  ....................................             101
                                                                  -------------
Cash at End of Year  ..........................................   $     (56,684)
                                                                  =============
Reconciliation of Net Investment Income to Net Cash
Used for Investing and Operating Activities:
   Net Investment Income   ....................................   $     216,671
   Proceeds from Sales of Investments  ........................      11,508,142
   Purchases of Investments   .................................     (21,511,542)
   Net Decrease In Short-Term Investments .....................      10,831,314
   Net Decrease in Receivables Related to Operations  .........         307,040
   Net Increase in Payables Related to Operations  ............         249,757
   Amortization of Organization Costs  ........................           5,990
   Accretion/Amortization of Discounts and Premiums   .........        (190,725)
                                                                  -------------
   Net Cash Used for Investing and Operating Activities  ......   $   1,416,647
                                                                  =============



                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Financial Highlights - Selected Per Share Data and Ratios



         For a fund share outstanding throughout each period
                                                                                               August 1,
                                                                                                1995* to
                                                            Years Ended October 31,           October 31,
                                                          1997              1996                  1995
                                                       ---------------   ---------------   -------------------
    NET ASSET VALUE, BEGINNING
     OF PERIOD  ....................................    $   1,055.77      $     992.32       $    1,000.00
                                                        ------------      ------------       -------------
    Offering Costs .................................              --                --               (8.53)
                                                        ------------      ------------       -------------
    INCOME FROM INVESTMENT OPERATIONS
       Net Investment Income   .....................            5.35             40.33               12.86
       Net Realized and Unrealized Gain (Loss) on
        Investments   ..............................          144.20             32.84               (0.17)
       Net Change in Allowance for Management
        Incentive fee ..............................           (2.91)            (0.10)                 --
                                                        ------------      ------------       -------------
         Total from Investment Operations  .........          146.64             73.07               12.69
                                                        ------------      ------------       -------------
    DISTRIBUTIONS
       Net Investment Income   .....................          (35.34)            (9.62)             (11.84)
       Net Realized Gain ...........................           (1.08)               --                  --
                                                        ------------      ------------       -------------
    NET ASSET VALUE, END OF PERIOD   ...............    $   1,165.99      $   1,055.77       $      992.32
                                                        ============      ============       =============
    TOTAL NET ASSET VALUE RETURN+ ..................           14.37%             7.41%               0.39%
                                                        ============      ============       =============
    RATIOS AND SUPPLEMENTAL DATA
       Net Assets, End of Period (Thousands)  ......    $     47,179      $     42,720       $      40,152
       Ratio of Net Operating Expenses to Average
        Net Assets .................................            1.65%             1.00%               0.50%**
       Ratio of Gross Operating Expenses to
        Average Net Assets++   .....................            2.02%             1.56%               2.44%**
       Ratio of Net Investment Income to Average
        Net Assets .................................            0.48%             3.96%               5.18%**
       Portfolio Turnover Rate .....................              44%               10%                  0%

 * Commencement of operations
** Annualized
 + Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated. Total return for periods of less than one year are unannualized.
++ Expense ratio before waiver of fees and reimbursement of expenses by adviser.



                       See Notes to Financial Statements

                    UST PRIVATE EQUITY INVESTORS FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies


     UST Private Equity Investors Fund, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on September 16, 1994 and is registered under the Securities Act of 1933, as amended, as a non-diversified, closed-end management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.


     The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.


     (a) Portfolio valuation:


     The Fund values portfolio securities quarterly and at other such times as in the Board of Directors' view, as circumstances warrant. Investments in securities that are traded on a recognized stock exchange or on the national securities market are valued at the last sale price for such securities on the valuation date. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. At October 31, 1997, market quotations were not readily available for securities valued at $35,435,476. Such securities were valued, pursuant to guidelines adopted by the Investment Adviser, under the supervision of the Board of Directors. Such valuation may differ significantly from the values at which actual transactions may occur.


     (b) Security transactions and investment income:


     Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.


     (c) Repurchase agreements:


     The Fund enters into agreements to purchase securities and to resell them at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.


     (d) Federal income taxes:


     It is the policy of the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

     Dividends from net investment income are declared and paid at least annually. Any net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.


     At October 31, 1997, the tax basis of the Fund's investments for Federal income tax purposes amounted to $41,829,598. The net unrealized appreciation amounted to $5,186,592, which is comprised of gross unrealized appreciation of $5,186,595 and aggregate gross unrealized depreciation of $3.

2. Investment Advisory Fee and Related Party Transactions


     Pursuant to an Investment Management Agreement ("Agreement"), United States Trust Company of New York ("U.S. Trust") serves as the Managing Investment Adviser to the Fund. Under the Agreement, for the services provided, U.S. Trust is entitled to receive a fee, at the annual rate of 1.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds and equal to an annual rate of 0.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested in short-term investments and are not committed to Portfolio Companies or Private Funds.

     In addition to the management fee, the Fund has agreed to pay U.S. Trust an incentive fee in an amount equal to 10% of the cumulative realized capital gains (net of realized capital losses and unrealized net capital depreciation), less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year U.S. Trust will be required to repay the Fund all or a portion of the incentive fee previously paid.

     U.S. Trust has voluntarily agreed to waive or reimburse other operating expenses of the Fund, exclusive of management fees, to the extent they exceed 0.42% of the Fund's net assets, and U.S. Trust will waive or reimburse, exclusive of management fees, all such expenses with respect to that portion of the Fund's net assets, determined as of the end of each fiscal quarter, that is invested in short-term investments.

     For the year ended October 31, 1997, brokerage commissions on investment transactions paid to affiliates amounted to $578.

     Each Director of the Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. No person who is an officer, director or employee of U.S. Trust, or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Fund receives any compensation from the Fund.

3. Purchases and Sales of Securities


     Purchases and sales of securities, excluding short-term investments, for the Fund aggregated $21,053,592 and $11,856,604, respectively.

     At October 31, 1997, the Fund had outstanding investment commitments totaling $7,187,963.

4. Organization Costs:


     The Fund has borne all costs in connection with the initial organization of the Fund. All such costs are being amortized on a straight-line basis over a period of five years from the date on which the Fund commenced operations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
UST Private Equity Investors Fund, Inc.

We have audited the accompanying statement of assets and liabilities of UST Private Equity Investors Fund, Inc., including the portfolio of investments, as of October 31, 1997, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UST Private Equity Investors Fund, Inc. at October 31, 1997, the results of its operations and its cash flows for the year then ended, and the changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.




                                             /s/ Ernst & Young LLP

New York, New York
December 22, 1997

                   Federal Income Tax Information (Unaudited)

     For the year ended October 31, 1997, the Fund designates $72,065 as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax returns.

     The percentage of income earned from direct treasury obligations was 20.01% for the Fund.